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                                                                   EXHIBIT 24.0


                               POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below, hereby constitutes and appoints John M. Shumejda, Donald R. Millard and Stephen D. Lupton his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the annual report on Form 10-K of AGCO Corporation for the fiscal year ended December 31, 2000 and any or all amendments or supplements thereto, and to file the same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing necessary or appropriate to be done with respect to the Form 10-K or any amendments or supplements thereto in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

   Date:  March 29, 2001



   /s/ W. Wayne Booker                         /s/ Curtis E. Moll
   ---------------------------------           ---------------------------------
   W. Wayne Booker                             Curtis E. Moll


                                               /s/ D. E. Momot
   /s/ Henry J. Claycamp                       ---------------------------------
   ---------------------------------           David E. Momot
   Henry J. Claycamp

                                               /s/ Robert J. Ratliff
   /s/ Wolfgang Deml                           ---------------------------------
   ---------------------------------           Robert J. Ratliff
   Wolfgang Deml
                                               /s/  Wolfgang Sauer
                                               ---------------------------------
   /s/ Gerald B. Johanneson                    Wolfgang Sauer
   ---------------------------------
   Gerald B. Johanneson
                                               /s/ John M. Shumejda
   /s/ Anthony D. Loehnis                      ---------------------------------
   ---------------------------------           John M. Shumejda
   Anthony D. Loehnis

                                               /s/ Hendrikus Visser
                                               ---------------------------------
                                               Hendrikus Visser